INFINITY Q DIVERSIFIED ALPHA FUND

(the “Fund”)

Class A	IQDAX
Class I	IQDNX

A series of Trust for Advised Portfolios (the “Trust”)

Supplement dated June 17, 2015 to the
Statement of Additional Information (“SAI”) dated September 26, 2014, as supplemented November 18, 2014 and April 2, 2015

Supplement dated August 20, 2015 to the

Prospectus dated September 26, 2014, as previously supplemented, the
Summary Prospectus dated September 26, 2014, as previously supplemented, and the
Statement of Additional Information (“SAI”) dated September 26, 2014, as previously supplemented

We are pleased to inform you that the Board of Trustees approved a 0.55% reduction to the Infinity Q Diversified Alpha Fund’s Total Annual Fund Operating Expenses.  Effective immediately, the Adviser has contractually agreed to reduce its fees and/or pay Fund expenses in order to limit Total Annual Operating Expenses to 2.20% and 1.95% for the Class A and Class I shares, respectively.  The effect of this reduction is reflected in the revised Fees and Expenses table below.

The Fees and Expenses of the Fund table on page 1 of each of the Summary Prospectus and Prospectus is deleted and replaced with the following:

SHAREHOLDER FEES (fees paid directly from your investment)		Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		5.00%	None
Redemption Fee (as a percentage of amount redeemed on shares held for 60 days or less)		1.00%	1.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
		Class A	Class I
Management Fees		1.70%	1.70%
Distribution and Service (Rule 12b-1) Fees		0.25%	None
Other Expenses (1)		0.80%	0.80%
Other Expenses of the Fund	0.75%
Other Expenses of the Subsidiary	0.05%
Total Annual Fund Operating Expenses		2.75%	2.50%
Expense Reimbursement(2), (3)		0.55%	0.55%
Total Annual Fund Operating Expenses After Expense Reimbursement		2.20%	1.95%

(1)	Other expenses are based on estimated amounts for the current fiscal year.
(2)
Infinity Q Capital Management, LLC (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses (“AFFE”), taxes, interest expense, dividends on securities sold short and extraordinary expenses) in order to limit the Net Annual Fund Operating Expenses to 2.20% and 1.95% of average daily net assets of the Fund’s Class A and Class I shares, respectively (the “Expense Caps”).  The Expense Caps will remain in effect through at least December 31, 2016, and may be terminated only by the Trust’s Board of Trustees (the “Board”).  The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Caps.

(3)
The Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary (defined below).  This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may be terminated only with the approval of the Board.

The Fund’s Example on page 2 of the Summary Prospectus and pages 1 and 2 of the Prospectus is deleted and replaced with the following:

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Class A	$712	$1,207
Class I	$198	$669

The “Purchase and Sale of Fund Shares” section on page 8 of the Fund’s Summary Prospectus and on page 24 of the Fund’s Prospectus, are updated to reflect the Fund’s new investment minimums.

Effective immediately, the investment minimums for the Fund’s Class A shares will increase from $1,000 to $100,000, and Class I shares will increase from $100,000 to $1 million for all new accounts.  Accordingly, references to the Fund’s Class A and Class I investment minimums contained in the Prospectus are changed to reflect these new amounts.

A new final paragraph of the section “The Fund’s Investment Adviser” is added to page 33 of the SAI.

Though the Fund is responsible for its own operating expenses, the Adviser has contractually agreed to waive a portion or all of the management fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, interest expense, dividends on securities sold short and extraordinary expenses) to the limits set forth in the Prospectus.  Any such waivers made by the Adviser in its management fees or payment of expenses which are the Fund’s obligation are subject to recoupment by the Adviser from the Fund, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the recoupment) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to recoup only for management fee waivers and expense payments made in the previous three fiscal years.  Any such recoupment is also contingent upon the Board’s subsequent review and ratification of the recouped amounts.  Such recoupment may not be paid prior to the Fund’s payment of current ordinary operating expenses.

Please retain this Supplement with the Prospectus, Summary Prospectus and SAI.